Earnings Conference Call

3rd Quarter 2016

October 27, 2016

Leadership Presenting Today



IDACORP
NYSE

Darrel Anderson
IDACORP President
& Chief Executive Officer

Steve Keen
IDACORP Senior Vice President,
Chief Financial Officer, & Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) administration of mandatory reliability, security, and other requirements; (c) changes in customer growth rates, loss of significant customers, and related changes in loads; (d) the impacts of changes in economic conditions, including on customer demand; (e) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (f) advancement of technologies that reduce customer demand; (g) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment, and the ability to obtain and comply with governmental permits and other authorizations; (h) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (i) the ability to acquire fuel and power from suppliers on reasonable terms; (j) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining Idaho Power assets, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (k) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (l) disruptions or outages of Idaho Power's generation or transmission systems or of any interconnected transmission system;(m) the ability to obtain debt and equity financing when necessary and on reasonable terms; (n) reductions in credit ratings and potential reduction in liquidity; (o) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (p) the magnitude of future benefit plan funding obligations; (q) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (r) changes in tax laws and the availability of tax credits; (s) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (t) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (u) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; (v) adoption of or changes in accounting policies, principles, or estimates; and (w) the expense and risk of capital expenditures for infrastructure and the timing and ability to recover such costs. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Earnings Performance

IDACORP, Inc. Net Income and Earnings Per Diluted Share

(Thousands Except for Per Share Amounts)

	Three Months Ended September 30		Nine Months Ended September 30	
	2016	2015	2016	2015
Net Income	$ 83,100	$ 73,336	$ 165,075	$ 162,847
Weighted average shares outstanding – diluted	50,393	50,324	50,361	50,282
Earnings per diluted share	$ 1.65	$ 1.46	$ 3.28	$ 3.24

Third Quarter 2015 to 2016

IDACORP, Inc. Net Income (millions)

Net Income – For the Quarter Ended September 30, 2015		**$ 73.3**
Change in Idaho Power net income:		
Sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts	$ 3.6	
Sales volumes attributable to usage per customer, net of associated power supply costs and PCA mechanism impacts	(4.1)	
Changes in revenues per MWh due to customer usage	(3.9)	
FCA revenues	2.1	
Other operating and maintenance expenses	(3.1)	
Other changes in operating revenues and expenses, net	(1.3)	
Decrease in Idaho Power operating income	(6.7)	
Earnings of unconsolidated equity-method investments	6.8	
Changes in other non-operating income and expenses	1.7	
Income tax expense (excluding additional ADITC amortization)	5.5	
Additional ADITC amortization	1.0	
Total increase in Idaho Power net income		8.3
Other changes (net of tax)		1.5
Net Income – For the Quarter Ended September 30, 2016		**$ 83.1**

Operating Cash Flows

(millions)

IDACORP	Nine Months Ended September 30 2016	2015
Net Cash Provided by Operating Activities	$ 275.4	$ 290.8

Liquidity

(millions)

	As of September 30, 2016 IDACORP[1]	Idaho Power
Revolving Credit Facility – Expires November 2020	$ 100.0	$ 300.0
Commercial Paper Outstanding	(5.4)	–
Identified for Other Use[2]	–	(24.2)
Total	$ 94.6	$ 275.8

(1) Holding company only.

(2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Key Financial & Operating Metrics and 2016 Earnings Per Share Guidance

(Millions Except for Per Share Amounts)

	2016 Estimates	
	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense	\$ 345 – \$ 355	\$ 350 – \$ 360
Idaho Power Additional Amortization of ADITC	No Change	Less Than \$5
Idaho Power Capital Expenditures excluding AFUDC	\$ 290 – \$ 300	\$ 300 – \$ 310
Idaho Power Hydroelectric Generation (MWhs) [3]	6.2 – 6.7	6.0 – 8.0
IDACORP Earnings Per Share Guidance [4]	No Change	\$ 3.80 – \$ 3.95

(1) As of October 27, 2016.

(2) As of July 28, 2016, the date of filing IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

(3) Based on reservoir storage levels and forecasted weather conditions as of October 27, 2016.

(4) The 2016 guidance incorporates all of the key financial and operating assumptions listed above.

Economic Growth

Recognition

Idaho

Strong Job Growth Projected Through 2024:
6th Fastest in the Nation

Idaho Department of Labor, August 2016

No. 5 for Business Friendliness
No. 6 in Cost of Doing Business
No. 7 in Cost of Living

CNBC's Top States for Business July 2016

No. 1 for States Fastest Job Growth for 2016

Kiplinger.com June 2016

Boise Area

Top 16 Best Places to Live in U.S.

Outsideonline.com, August 2016

Top 100 Best Places to Live in U.S.

Livability.com, Spring 2016

#1 Lowest Cost City in Pacific U.S.

KPMG Competitive Alternative, April 2016

#6 Best Place to Live

U.S. News and World Report, March 2016



Downtown Boise, Idaho

IDACORP Recognition

Top 20 Financial Performers

PUBLIC UTILITIES FORTNIGHTLY
"In the Public Interest"

October 2016


Langley Gulch Power Plant, New Plymouth, Idaho

- IDACORP made a substantial leap in the rankings:

2016	**Tied - 5th**
2015	11TH
2014	17TH
2013	29TH
2012	39TH

- IDACORP ranked 1st in four-year average profit margin; 4th in four-year average free cash flow

Executing Our Regulatory Strategy


North Valmy Power Plant, near Battle Mountain, Nevada

Filed with IPUC, October 21

- Accelerate depreciable life of the North Valmy Power Plant
- Depreciation rate adjustment filing

Idaho Power CO_2 Emissions Intensity


21% Average Reduction
1,200
1,000
800
600
Lb/MWh
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Idaho Power has committed to reduce average emissions intensity to 15 to 20% below 2005 levels for the 2010 to 2017 timeframe

Weather Outlook

December 2016 Through February 2017

Precipitation


A
EC
A
EC
EC
EC
B
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

Temperature


A
EC
B
EC
EC
A

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, October 2016

Contact Information

Investors & Analysts

Justin S. Forsberg
Director of Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com